EXHIBIT 10.46.2

                  FIRST AMENDMENT TO CONVERTIBLE NOTE AGREEMENT
                         AND CONVERTIBLE PROMISSORY NOTE


     This First Amendment to that certain Convertible Note Agreement dated August 8, 2000 (the "Credit Agreement") and that certain Convertible Promissory Note dated August 8, 2000 (the "Note") is made and entered into as of the 21st day of January, 2002 by and between CareCentric, Inc. (formerly known as Simione Central Holdings, Inc.) ("Borrower") and Barrett C. O'Donnell ("O'Donnell").

                                   WITNESSETH:

     WHEREAS, Borrower and O'Donnell entered into the Credit Agreement and Borrower executed the Note in favor of O'Donnell;

     WHEREAS, the parties desire to amend certain terms of the Credit Agreement and the Note on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Exhibit A to the Credit Agreement, which is the Note, shall be amended by this First Amendment without requiring re-execution of the Note, as follows:

          (a) The first sentence of the first paragraph of the Note shall be amended by deleting at the end thereof of the phrase "nine percent (9%) per annum" and inserting in lieu thereof: "at a rate per annum equal to the Prime Rate plus two percent (2%). `Prime Rate' means the fluctuating prime rate of interest established by Wainwright Bank & Trust Company from time to time whether or not such rate shall be otherwise published."

          (b) After the second sentence of the first paragraph of the Note, the following sentence shall be added: "However, for the calendar quarters ending in the year 2002, one-half of accrued interest shall be payable at the end of each calendar quarter, and the balance shall be due and payable at December 31, 2003 at the choice of Lender, either (a) in cash promptly, or (b) by conversion to an "obligation" under the terms of this Note and the Agreement (as referenced below) through the delivery of an appropriate promissory note."

          (c) Clause (i) of the second sentence of the fourth paragraph of the Note shall be deleted and the following shall be inserted in lieu thereof: "the Prime Rate plus two percent (2%) interest rate described in the first paragraph above shall be increased to a rate per annum equal to the Prime Rate plus five percent (5%) for as long as the Event of Default continues".


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     2.   Except as specifically  amended hereby or otherwise agreed,  the terms and conditions of and obligations created under the Credit Agreement and the Note are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

     3. This First Amendment shall not waive nor be deemed to waive nor otherwise affect in any manner whatsoever the effect, the terms and conditions of that certain Subordination Agreement dated as of July 2000 by and between O'Donnell and Wainwright Bank & Trust Company.

     4. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this First Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

     5. This First Amendment and the rights and obligations of the parties under this First Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without reference to conflicts of law.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

                                    BORROWER:

                                    CARECENTRIC, INC.


                                    By:  /s/ John R. Festa
                                         --------------------------------------
                                         John R. Festa, President

                                    LENDER:

                                    /s/ Barrett C. O'Donnell
                                    --------------------------------------------
                                    Barrett C. O'Donnell